Exhibit 99.1
December 2023 Company Presentation

1 Legal Disclaimer Forward-Looking Statements This presentation contains, and the Company’s responses to various questions from investors may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. These forward-looking statements, which can be identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” or “continue,” or variations thereon or comparable terminology, include but are not limited to, statements about the Company’s future development plans and growth strategy, including plans and objectives relating to its future operations, products and performance; financial projections, including the Company’s projected long-term financial model and forecast; projections as to when certain key business milestones may be achieved; expectations regarding the potential or benefits of the Company’s products and technologies; projections of future demand for the Company’s products and the growth of the market for its products; the Company’s estimates as to the size of its market opportunity; the Company’s competitive position and estimates of time reduction to results; the Company’s continued investment in new product development to both enhance its existing products and bring new ones to market; the Company’s expectations relating to current supply chain impacts and inflationary pressures, including its belief that it currently has sufficient inventory of Accelerate Pheno® system instruments to limit the impact of cost increases on such devices; the Company’s expectations regarding its commercial partnership with Becton, Dickinson and Company (“BD”), including anticipated benefits from such collaboration; the Company’s expectations and plans relating to regulatory approvals and submissions, including with respect to the U.S. Food and Drug Administration (“FDA”) and its Accelerate ArcTM product, WaveTM instrument and Positive Blood Culture (PBC) Gram Negative assay; the Company’s liquidity and capital requirements, including, without limitation, as to its ability to continue as a going concern; the Company’s plans and expectations relating to the terms and consummation of the restructuring transactions contemplated by its restructuring support agreement, including, but not limited to, the anticipated issuance of significant amounts of common stock and securities convertible into significant amounts of common stock and the resulting impact to its capital structure; and the Company's ability to achieve expected future financial performance and results. In addition, all statements other than statements of historical facts that address activities, events, or developments the Company expects, believes, or anticipates will or may occur in the future, and other such matters, are forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance and geopolitical factors such as the conflict in Ukraine and instability in Israel and the Middle East; competitive factors; government policy changes; disruptions in the Company’s supply chain, shipping, logistics or manufacturing processes; the demand for Rapid ID/AST products; the Company’s ability to drive conversion of the market to rapid/digital testing; quality and performance of the Company’s current and future products; the Company’s ability to complete development, obtain regulatory approval, and successfully launch the commercialization of its future products; the Company’s ability to convert commercial momentum into sales and implementations; the Company’s ability to realize the benefits contemplated by its commercial partnership with BD; risks related to the Company’s technology, intellectual property and infrastructure; any material market changes and trends that could affect the Company's business strategy; and difficulties in resolving the Company’s continuing financial condition and ability to obtain additional capital to meet its financial obligations, including, without limitation, difficulties in obtaining adequate capital resources to fund its operations and whether it will be successful in consummating the restructuring transactions contemplated by its restructuring support agreement. For further discussion of factors that could materially affect the outcome of the Company’s forward-looking statements and its future results and financial condition, see the section entitled “Risk Factors” in the Company’s various filings with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K. The Company cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this investor presentation. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

2 Executive Summary The Accelerate Pheno® is the first rapid Antimicrobial Susceptibility Testing (AST) platform to receive FDA approval and has strong IP, thought-leading customers, and dozens of publications proving the high clinical impact from rapid diagnostic results on patient outcomes We believe the commercial partnership with Becton Dickinson (BD) has generated increased market opportunities and shown Pheno® to be the leading Rapid AST platform in the market Wave™ is designed to address a growing and attractive $2B total estimated market opportunity in AST and we expect to begin clinical trials in early Q2 2024, followed by platform and GN FDA submission in Q3 2024 Wave™ + Arc™ is designed to bring a novel opportunity for cost effective rapid PBC Identification (ID) + AST, and the Company has developed a plan of attack for transitioning its existing customer base and increasing revenues by consolidating PBC and Isolate testing onto the same platform Wave™ is designed to bring improved consumable platform economics with gross margins of ~90% and ~60% for PBC and Isolates, respectively, which could result in a material contribution to profitability

Existing Paradigms for Management of Bloodstream Infections are Insufficient

Lack of rapid and innovative microbiology diagnostic tools impairs patient care and burden healthcare providers

Unmet Clinical Need Represents Significant Opportunity

$62B

Cost to U.S. healthcare system in 2019 (1)

2.8M

Antimicrobial Resistance (AMR) infections in the U.S. annually (2)

350K

Sepsis deaths in the U.S. annually (3)

>300M

Bacterial ID and AST tests / year (4)

Current Laboratory Diagnostic Methods Delay Clinical Decision Making

*Labs take **2-3 days to deliver results***

*Clinicians **overtreat septic patients** until results are available*



*Cycle begins anew and **antibiotic options become more limited***

Microorganisms** develop new ways to **resist antibiotics

Current standard of care adversely impacts patient outcomes and is a financial burden to health systems

(1) Management estimate based on an accumulation of publicly available data sources (https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7017950/)
(2) Solutions to AMR, 'The Silent Pandemic,' Remain Out of Reach - Infectious Disease Special Edition (idse.net); August 23, 2023
(3) Centers for Disease Control and Prevention (https://pubmed.ncbi.nlm.nih.gov/37616184/)
(4) Total Available Market based on management estimates

3

4 Accelerate’s Pheno® Established the Rapid AST Market Accelerate’s design of the first fully automated, FDA-approved, AST solution provides a foundation for future product development and commercial success Achievements in Pioneering the AST Market Introduced first fully automated, FDA-approved, rapid PBC susceptibility kit to market Catalyst for Antimicrobial Stewardship best practices with demonstrated improvements to clinical outcomes Strong base of existing customers who have adopted Pheno® and established stewardship and clinical workflow best practices Significant clinical and workflow outcomes data clearly demonstrating the value of rapid AST diagnostics on patients and health systems (1) (1) Based on significant clinical and workflow data which can be found at: https://acceleratediagnostics.com/results/outcomes-data/

Market Learnings with the Accelerate Pheno® System

Wave™ was designed based on lessons from the launch of Pheno® and customer feedback

Pheno® On-market Learnings	Wave™'s Capabilities Expected to Exceed Expectations
Limited Menu: Testing only PBC samples, which is ~3-5% of lab volumes, added additional instrumentation to lab workflows	**Broader Menu Designed to Enable Instrument Consolidation**: Complete PBC and isolate AST menu for lab testing while expanding bug/drug combinations to meet hospital formulary demands
Consumable Cost Justification: Launched premium pricing in 2017 and more recently revised acquisition options for customers	**Improved Economics:** Significantly lower consumable unit costs with potential for unique isolate AST testing reimbursement given same-shift results
Lab Fit: System throughput adequate for lower volumes was challenging to meet large lab workflow needs	**Fit for All Lab Workflows:** ~7.5x Pheno® capacity with faster time-to-result, scalable platform with random access for critical samples

Wave™ builds on Accelerate's early innovation and technological leadership in the ID / AST market, and designed to better support customer needs

5

Wave™ Expands Potential Addressable Market By Offering Both PBC and Isolates

Accelerate is positioning Wave™ to compete against peers and emerging competitors with a market differentiated solution

Large and Growing Testing Market by Indication [1,2]

($ in millions)


+$800M
+$1,000M
+$375M
+$300M

$2B+

Global Total Addressable Market (TAM)

~5-6%

Annual Microbiology Testing Growth Rates

>300M

Global Tests Performed Annually

- Rapid PBC Susceptibility
- Rapid Isolate Susceptibility
- Rapid Isolate Colony ID
- Rapid PBC / Myco ID

Demand for rapid, accurate clinical results is driving implementation of new ID / AST solutions

Combining PBC & Isolate Markets with Wave™

($ in millions)


>$1,800M
Wave TAM Expansion
+$800M
Pheno® Opportunity
Wave™ Opportunity

Competitive Landscape

Beckman Coulter, BD, bioMérieux, Q-Linea, QuantaMatrix, Selux DX, Specific (Acquired by bioMérieux)

✓ Wave™ is designed to be a novel, scalable, AST diagnostic combining PBC and Isolates, compared to existing and emerging competitive landscapes

(1) TAM Based on management estimates
(2) Microbiology testing growth rates based on management estimates

6

7 Wave™ is Designed to Advance Rapid Testing with a Decade of Innovation Unlocking the next generation in antimicrobial susceptibility testing Wave™ is designed to address the entirety of the AST market • True same-shift results, improving patient outcomes • Universal Platform for multiple AST needs • Enhanced accuracy for complex cases • Enables cost-effective pricing for both PBC and Isolates • Scalable instrument design addresses all market segments Potential Wave™ Technology Benefits (1) Based on management estimates Expansion of Addressable Market • Expands lab testing volumes and lab wallet-share • Potential to increase addressable market from 8M annual tests in PBC to 133M annual tests with Isolates and PBC (1) Designed to Improve System Economics • Larger customer annuities with multiple revenue streams per platform • Significantly lower consumable costing resets platform economics with margin expansion compared to Pheno® • Modular design affords flexible platform acquisition options

8 + β-Lactam (filamentation) + Carbapenem (spheroplasts) Holographic imaging enables enhanced real-time single-cell analysis 3-dimensional environment with enhanced resolution Pheno® WaveTM Pheno® WaveTM Pheno® WaveTM Wave™ improves and expedites analysis of antibiotic induced morphological changes Control Growth

Preliminary Wave™ GN PBC Performance (1,2)

Initial data producing quality results in less than 4.5 hours, on average


Avg. % EA by Antibiotic (ABX) Class (1)
Sulfonamides
Penicillins
Monobactams
Fluoroquinolones
Cephalosporins
β-lactams
Aminoglycosides
96.9%
100.0%
96.6%
97.4%
94.5%
93.6%
96.6%
0%
20%
40%
60%
80%
100%
% Essential Agreement

Data shown for common Enterobacterales organisms:

- *Citrobacter freundii*
- *Citrobacter koseri*
- *Enterobacter cloacae*
- *Escherichia coli*
- *Klebsiella aerogenes*
- *Klebsiella oxytoca*
- *Klebsiella pneumoniae*

(1) Based on Accelerate Development data completed to-date
(2) Blood culture bottles were tested between 1-12 hours after positivity

9

Pheno® Customer Feedback & Early Marketing Strategy for Wave™

Review of existing customer feedback and marketing strategy building on Wave™ features and potential benefits for clinical and laboratory stakeholders

Customer Feedback on Wave™

~90% of existing customers indicated interest in evaluating Wave™

Top Customer Identified Potential Benefits:

#1	**Universal AST Platform** *Ability to run PBC & Isolates together*
#2	**Fastest AST Results** *Delivering same-shift results in less than 4.5 hrs*
#3	**Budget-Friendly** *Cost-effective pricing for PBC & Isolates*

Customer Comments:

"The size and random-access capability is a real advantage for the laboratory"

"Impressed with < 4.5-hr calls from Enterobacterales training runs"

"Systems that run over ~6 hrs are not rapid since they lose same shift results"

"Ability to price isolate testing competitively with incumbent providers is real differentiator to emerging competitors"

Leveraging Existing Pheno® Customers for Wave™ Launch

Existing customer base could kickstart Wave™ launch with ~150 customers already implementing Rapid PBC results

~150 Current Pheno® Customers

Multi-national Commercial Partner further expands *new* opportunities

Targeting ~500+ Accounts Ready for Rapid AST at Launch

- ✓ Pheno® customers' clinical workflows are already setup to utilize rapid AST
- ✓ ~65% of U.S. customers secured for rapid PBC susceptibility testing through year-end 2025
- ✓ Accelerate has established clinical, laboratory, and administrative relationships at ~500 accounts worldwide
- ✓ Securing a partnership with a multi-national partner provides potential access to a global salesforce with well-established market-share in microbiology

10

Transitioning Pheno® Customers to Arc™ + Wave™ Creates Powerful Economics (1,2,3,4)

Illustration of converting existing Pheno® customers to Wave™ PBC and Isolate testing

Consumable Annuity by Transitioning from Pheno® to Arc™ + Wave™ PBC and Isolates



~30%
~90%
~75%
~70%
~75%
~$70,000 – $80,000
~$70,000 – $80,000
~$175,000 – $185,000
~$235,000 – $255,000
~$275,000 – $325,000
~$22,500
~$67,500
~$135,000
~$171,500
~$225,000
Current Avg. US Pheno Customer
Avg. Prospective US Customer: Arc + Wave Gram-Negative PBC Customer
Avg. Prospective US Customer: Arc + Wave Gram-Negative PBC + Wave Gram-Negative Isolates
Avg. Prospective US Customer: Arc + Wave Gram-Negative PBC + Wave Gram-Negative Isolates + Wave Gram-Positive Isolates
Avg. Prospective US Customer: Arc + Wave Gram-Negative PBC + Wave Gram-Negative Isolates + Wave Gram-Positive Isolates + Wave Gram-Positive PBC
Gross Margin/Acct.
Annuity/Acct.
GM %/Acct.

Customer Wallet-Share Highlights

- **Initial conversion of existing Pheno® PBC customers to GN Wave™** generates an estimated **margin expansion of ~3.0x** per customer **with ~90% margins**
- **Incrementally adding Isolates** to GN PBC testing volumes **increases revenues by more than ~3.0x times and margin contributions ~7.5x** compared to current Pheno® customers with **~60% margins** for Isolates
- **Arc™**, automated sample preparation for PBC Matrix-assisted Laser Desorption Ionization time-of-flight (MALDI-ToF) ID, **margins are ~60%**
- Higher probability of capital instrument sales with Wave™ given isolate testing already done in all microbiology labs running susceptibilities
- Significantly reduced consumable costs for Wave™ assay allows for flexible customer acquisition options

(1) Per customer sample volumes based on management estimates for GN PBC, GN Isolates, GP Isolates, GN PBC volumes both ID (ARC™ + Wave™) and AST testing (Wave™)
(2) Customer annuities and gross margins based on management best estimates of Averaging Selling Prices and Costs of Goods Sold at scale production; estimated capital ASPs shown, reagent rental acquisition options also available
(3) Annuities and Gross Margin shown cumulative of all product line revenues and margin contribution by sequential menu clearance
(4) Sequence of menu roll-out may change based on strategic commercial partner input and directions

11

Planned Timeline of Wave™ Launch and Commercialization

Summary of Notable Pre-marketing Efforts and Significant Project Inflection Points

Phase I
Secure Pheno® customer base

Target: All Pheno® customers

Phase II
Identify Wave™ Early Access Accounts

Target: Early adopting sites willing to run investigational use evaluations

Phase III
Identify Wave™ Commercial Partner

Phase IV
Early Access

Target: Early investigational use evaluations

Phase V
IVD Launch & Early Evidence

Target: Early clinical evaluations and all Wave™ opportunities generated

2024

2025

4Q 2023

Final system integration, complete Development, enter Verification and Validation

1Q 2024

Pre-clinical trial completion

2Q 2024

Start Clinical Trial

European Society of Clinical Microbiology and Infectious Diseases and American Society for Microbiology **data releases on Wave™ system and performance**

3Q 2024

Clinical trial complete

FDA Submission

2Q 2025

FDA Clearance of Wave system and GN PBC Menu

12

13 Conclusion 1• Novel AST Solution, Supported by Years of Experience and Learnings from Pheno® Launch and BD Partnership •2 Wave™ Solution Potentially Could Unlock Next Gen Technology and Improved Economic Opportunity • Growing $2B+ Market Opportunity in AST Remains a Significant Opportunity in Need of the Right Solution 3 • On Precipice of Meaningful Wave™ and Arc™ Milestones Including Data, FDA Submission, and Commercialization Plan Finalization 4 • Opportunity for Potential Growth and Improved Profitability Through Next Gen Product Launches and Opportunity for Commercial Partnerships 5